SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 13, 2001

                         FLEXPOINT SENSOR SYSTEMS, INC.
            (Exact name of registration as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                  0-24368                               87-0620425
         (Commission file number)           (IRS employer identification no.)

47 East 7200 South, #204, Midvale, Utah                    84047
(Address of principal executive offices)                 (ZIP code)

                                 (801) 568-5111
              (Registrant's telephone number, including area code)

                   This document contains a total of 3 pages.



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Item 3.  Bankruptcy or Receivership

         (a) On July 3, 2001 Flexpoint Sensor Systems, Inc. (the "Company") filed a voluntary petition for reorganization pursuant to Chapter 11 or the U.S. Bankruptcy Code. The petition was filed in the United States Bankruptcy Court for the District of Utah, File No. 01-29577JAB. The judge presiding over the petition in the Honorable Judith A. Boulden. The Bankruptcy Court assumed jurisdiction over the business and assets of the Company on July 3, 2001, and has left the existing directors and officers in possession, subject to the supervision and orders of the Court.

         (b) No plan of reorganization has been submitted, and thus no order of the Court confirming such a plan has been entered.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FLEXPOINT SENSOR SYSTEMS, INC.
Date: July 13, 2001

                                                  By   /s/ JOHN SINDT
                                                  ------------------------------
                                                  John Sindt
                                                  President